                                                                   EXHIBIT 10.13

                                 ASPENBIO, INC.


Number of Shares: 100,000        Date of Grant:                  August 21, 2001

                             STOCK OPTION AGREEMENT

AGREEMENT made this 21st day of August, 2001, between ("Optionee"), and AspenBio, Inc., a Colorado corporation ("Company").

         1. Grant of Option. The Company, hereby grants to the Optionee, subject to the terms and conditions set forth or incorporated herein, an Option to purchase from the Company all or any part of an aggregate of Common Shares, as such Common Shares are now constituted, at the purchase price of $1.00 per share.

         2. Exercise. The Option evidenced hereby shall be exercisable in whole or in part (but only in multiples of 10,000 Shares unless such exercise is as to the remaining balance of this Option) on or after and on or before August 20, 2006, provided that the cumulative number of Common Shares as to which this Option may be exercised shall not exceed the following amounts:

             Cumulative Number                             Prior to Date
                of Shares                               (Not Inclusive of)
          --------------------------                    ------------------
                 100,000                                  August 20, 2006


The Option evidenced hereby shall be exercisable by the delivery to and receipt by the Company of (i) a written notice of election to exercise; (ii) accompanied by payment of the full purchase price thereof in cash or certified check payable to the order of the Company, and (iii) by return of this Stock Option Agreement for endorsement of exercise by the Company.

         3. Transferability. The Option evidenced hereby is NOT assignable or transferable by the Optionee, except with the Company's consent.

AspenBio, Inc.


By:           /s/ Roger Hurst                                8-21-01
     --------------------------------           --------------------------------
     Roger Hurst, President                     Date


Optionee:


             /s/ Gail Schoettler
-------------------------------------           --------------------------------
     Gail Schoettler                            Social Security or Tax ID #


                  8100 Southpark Way, B-1 . Littleton, CO 80120
                       (303) 794-2000 . Fax (303) 798-8332
                               www.aspenbioinc.com